Data as of 1/31/15

Manager’s Commentary

Market Review

In January, China's and Hong Kong's markets ended the month with positive returns despite the considerable volatility during the month. The Shanghai Composite Index saw a single-day collapse of -7.8% (in USD terms) and the Hang Seng China Enterprises Index declined -5.0% (in USD terms) after the government suspended three prominent brokers from opening new margin financing accounts for three months. The market quickly recovered and investors were calmed when regulators stated that their intention was not specifically to crackdown on margin financing. Economic fundamentals remained soft while fourth quarter 2014 GDP grew by 7.3% year-over-year, slightly exceeding expectations. The January HSBC Manufacturing Purchasing Managers' Index ("PMI”) marginally improved from 49.6 in December to 49.7, but remained below the 50-point mark that separates expansion from contraction.

The Taiwan Stock Exchange Index ended the month generally flat (up 0.2% in USD terms) with transportation and electronic components outperforming. Foreign investors were net buyers of Taiwan equities once again in January. On the macro front, manufacturing PMI showed a strong pick up. The indicator reversed the downward trend seen in the previous four consecutive months and recovered to 51.7 in January from 50.0 in December. In Taiwan, Kuomintang (KMT) lost by historic proportions in the 9-in-1 local elections at the beginning of the month. The extent of the landslide defeat was unexpected and has led to political uncertainty. On the macro front, the majority of data was weak. The December manufacturing PMI has now trended down for four consecutive months to 50.0, the lowest level in over a year.

Fund Review

The China Fund, Inc. (the "Fund”) underperformed the MSCI Golden Dragon Index (the "benchmark index”) for the month. Stock selection in the consumer discretionary sector contributed the most to relative returns, while stock selection in information technology was the largest detractor.

More specifically, top contributors for the month were Hangzhou Hikvision and China Construction Bank, a state- owned Chinese commercial bank. Conversely, the top detractors for the month were China Minsheng Banking, a privately-owned Chinese commercial bank, and Comba Telecom, a wireless coverage solutions provider in China.

Hangzhou Hikvision is a China-based video surveillance company that has gained significant market share in the B2B video surveillance business globally. We like the company's solid financials and sophisticated management team. During the month, China financials faced large profit-taking pressure a month after a huge rally. In fact, all Hong Kong- listed bank names ended the month in negative territory. As a result, our underweight to China Construction Bank contributed to relative performance while our overweight in China Minsheng Banking detracted. For Comba Telecom, the company announced that a court ruled its subsidiary guilty of bribery during the month. We were concerned that the ruling would adversely impact the company's reputation and ability to get orders. We have exited the holding.

Key Transactions

In January, we exited Comba Telecom Systems. We were attracted to this company as a beneficiary of the 4G Capital expenditure spending by Chinese telecom operators. However, recent bribery scandal at its subsidiary has tarnished the company's reputation and may impact the company's future ability to secure orders despite its limited financial impact.

Outlook

The big picture is clear. China's economic growth is going through a gradual moderation process and we are unlikely to see a return to double digit growth any time soon. The good news is that investors' expectations have adjusted to a very low level, both in terms of economic growth and reform initiatives in China. Therefore, any development in the right direction will likely serve as a positive catalyst to the equity market. The reserve requirement ratio ("RRR”) cut in February came in line with our expectations of further monetary easing after the interest rate cut last November. With the real interest rate remaining high in China, the government may utilize further easing policies in order to maintain moderate growth momentum. With the central authority dedicated to reform while maintaining moderate economic growth, we see further investment opportunities in China's equity market, especially from a bottom up perspective.

The investment focus remains to identify areas of sustainable growth. Good opportunities are present in tourism, mass- market consumption as well as railway companies in China. We favor China telecom companies with improving cash flows as these companies are coming out of their heavy 4G CAPEX burden. We also like companies that are able to benefit from the trend of insourcing of IT component production in China.

In Brief

Fund Data

Description	Seeks to achieve longterm capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$329.3
Median Market Cap (in billions)	$6.6
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA Lead Portfolio Manager

Performance (US$ Returns) (as of 1/31/15)
	Fund	Benchmark[1]
One Month	1.60%	2.66%
Three Months	4.25%	2.92%
One Year	13.74%	17.36%
Three Years % pa	11.89%	9.88%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 1/31/15)	$21.00 / $18.71

High / Low Ranges (52-Week)
High / Low NAV	$25.14 / $19.82
High / Low Market Price	$22.46 / $17.64
Premium/Discount to NAV (as of 1/31/15)	-10.90%

Fund Data (Common Shares)
Shares Outstanding	15,682,028
Average Daily Volume	41,231
Expense Ratio	1.30%

Fund Managers
Christina Chung, CFA
Lead Portfolio
Manager

1. MSCI Golden Dragon Index.

The China Fund, Inc.

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Average Annual Returns

	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	1.60%	4.25%	1.60%	13.74%	11.89%	7.46%	14.05%	10.98%
Market Price	2.63%	4.88%	2.63%	15.50%	11.02%	6.95%	10.63%	10.02%
MSCI Golden Dragon Index	2.66%	2.92%	2.66%	17.36%	9.88%	7.92%	9.65%	—

Calendar Year Returns

	2007	2008	2009	2010	2011	2012	2013	2014
NAV	86.20%	-46.95%	72.83%	27.26%	-24.37%	12.12%	18.31%	7.82%
Market Price	50.24%	-40.65%	72.19%	23.60%	-27.51%	20.52%	12.70%	5.29%
MSCI Golden Dragon Index	37.97%	-49.37%	67.12%	13.60%	-18.35%	22.65%	7.25%	8.06%

Past performance is not a guide to future returns.

Returns are annualized, except for periods of less than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at January 31, 2015. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Information Technology	27.07%	23.04%
Financials	25.58%	38.79%
Consumer Discretionary	13.67%	6.20%
Industrials	9.52%	6.48%
Telecom Services	3.37%	7.37%
Consumer Staples	2.76%	2.96%
Health Care	1.99%	1.10%
Energy	1.83%	5.14%
Materials	0.99%	3.78%
Utilities	0.00%	4.91%
Other assets & liabilities	13.23%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	65.50%	72.22%
Hong Kong Red Chips	9.40%	12.68%
Hong Kong 'H' shares	22.80%	26.15%
Equity linked securities ('A' shares)	9.80%	0.00%
China 'A' & 'B' shares	0.00%	0.21%
Other Hong Kong securities	23.50%	33.17%
Taiwan	21.20%	27.78%
Other assets & liabilities	13.30%	0.00%

Top 10 Holdings
PING AN INSURANCE (China)	5.81%
CHINA MINSHENG BK (China)	5.19%
HONG KONG EXCHANGES AND CLEARING LTD (H.K.)	4.34%
SUN HUNG KAI PROPERTIES LTD (H.K.)	4.22%
TAIWAN SEMIC CO LTD (Taiwan)	3.60%
TENCENT HOLDINGS LTD (China)	3.43%
CHINA MOBILE LTD (China)	3.36%
QINGLING MOTORS CO LTD (China)	2.95%
ICBC LTD (China)	2.95%
CSR CORP LTD (China)	2.87%

Portfolio Characteristics
	Fund	Benchmark^
P/E Ratio	13.05	11.83
P/B Ratio	2.03	1.45
Issues in Portfolio	37	282
Foreign Holdings (%)	86.77	100.00
Cash (%)	13.23	0.00
Yield (%)	2.48	2.80

1.	MSCI Golden Dragon Index.

The China Fund, Inc.

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/9/05	12/19/05	12/21/05	12/29/05	$2.51190	$0.21720	$2.29470	—
12/8/06	12/19/06	12/21/06	12/29/06	$4.01170	$0.29960	$2.73090	$0.98120
12/7/07	12/19/07	12/21/07	1/25/08	$12.12000	$0.28000	$9.00000	$2.84000
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—
12/8/14	12/18/14	12/22/14	1/5/15	$3.76510	$0.29820	$3.46690	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception (with dividends reinvested at NAV price)

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full

Sectorector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Information Technology					27.07
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	141.00	2,647,000	11,843,400	3.60
TENCENT HOLDINGS LTD	700	131.90	663,200	11,282,796	3.43
DELTA ELECTRONICS INC	2308	193.50	1,513,000	9,290,161	2.83
HERMES MICROVISION INC	3658	1,510.00	182,000	8,720,707	2.65
DIGITAL CHINA HOLDINGS LTD	861	7.34	8,937,000	8,460,874	2.57
LARGAN PRECISION CO LTD	3008	2,640.00	96,000	8,042,268	2.45
TONG HSING ELECTRONIC INDUSTRIES LTD	6271	115.00	2,067,000	7,542,958	2.29
ADVANTECH CO LTD	2395	238.00	694,841	5,247,661	1.60
CITIGROUP GLOBAL MARKETS HLDG (exch. for HANGZHOU HIKVISION DIGI)	N/A	4.27	1,071,208	4,574,058	1.39
GOLDPAC GROUP LTD	3315	5.62	5,052,000	3,662,074	1.11
SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORP	981	0.68	37,480,000	3,287,274	1.00
ASM PACIFIC TECHNOLOGY LTD	522	70.30	332,200	3,012,190	0.92
QIHOO 360 TECHNOLOGY CO LTD	QIHU	58.52	50,744	2,969,539	0.90
CLSA FINANCIAL PRODUCT WTS (exch. for HANGZHOU HIKVISION DIGI)	N/A	4.34	242,449	1,053,198	0.32
Financials					25.55
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	82.45	1,797,000	19,110,240	5.81
CHINA MINSHENG BANKING CORP LTD	1988	9.44	14,014,600	17,063,971	5.19
HONG KONG EXCHANGES AND CLEARING LTD	388	178.60	619,000	14,259,343	4.34
SUN HUNG KAI PROPERTIES LTD	16	126.40	851,000	13,874,075	4.22
INDUSTRIAL & COMMERCIAL BANK OF CHINA LTD	1398	5.59	13,451,000	9,698,259	2.95
CHAILEASE HOLDING CO LTD	5871	74.70	2,328,200	5,518,795	1.68
CATHAY FINANCIAL HOLDING CO LTD	2882	45.50	3,105,000	4,483,079	1.36
Consumer Discretionary					13.69
QINGLING MOTORS CO LTD	1122	2.60	28,960,000	9,711,791	2.95
LI & FUNG LTD	494	7.67	9,282,000	9,182,572	2.79
MERIDA INDUSTRY CO LTD	9914	218.00	1,323,000	9,152,078	2.78
CLSA FINANCIAL WTS (exch. for GREE ELECTRICAL APP INC)	N/A	6.58	897,891	5,910,816	1.80
CITIGROUP GLOBAL MARKETS WTS (exch. for GREE ELECTRICAL APP INC)	N/A	6.46	676,267	4,368,685	1.33
DONGFENG MOTOR GROUP CO LTD	489	11.32	2,684,000	3,918,829	1.19
ZHONGSHENG GROUP HOLDINGS LTD	881	6.76	3,163,500	2,758,303	0.84
Industrials					9.53
CSR CORP LTD	1766	9.43	7,754,000	9,431,155	2.87
CHINA EVERBRIGHT INTERNATIONAL LTD	257	11.44	6,048,000	8,924,116	2.71
BEIJING ENTERPRISES HOLDINGS LTD	392	59.05	992,500	7,559,235	2.30
CLSA FINANCIAL PRODUCTS WTS (exch. for ZHENGZHOU YUTONG BUS CO)	N/A	4.17	1,297,127	5,409,020	1.65
Telecom Services					3.36
CHINA MOBILE LTD	941	102.10	838,500	11,042,216	3.36
Consumer Staples					2.78
NATURAL BEAUTY BIO-TECHNOLOGY LTD	157	0.75	50,320,000	4,867,762	1.48
CITIGROUP GLOBAL MARKETS HOLD (exch. for SHANGHAI JAHWA UNITED)	N/A	6.16	371,242	2,286,851	0.70
CLSA FINANCIAL PRODUCTS WTS (exch. for SHANGHAI JAHWA UNITED)	N/A	6.26	315,651	1,975,028	0.60
Health Care					2.00
CITI ACCESS (exch. for JIANGSU HENGRUI MEDICIN)	N/A	6.52	696,350	4,540,202	1.38
CLSA FINANCIAL PRODUCTS LTD (exch. for JIANGSU HENGRUI MEDICIN)	N/A	6.63	307,087	2,037,062	0.62
Energy					1.82
PETROCHINA CO LTD	857	8.37	2,904,000	3,135,086	0.95
CHINA SUNTIEN GREEN ENERGY CORP LTD	956	1.73	12,785,000	2,852,819	0.87
Materials					0.99
TIANGONG INTERNATIONAL CO LTD	826	1.36	18,480,000	3,241,666	0.99

Source: State Street Bank and Trust Company, IDS GmbH-Analysis and Reporting Services, a subsidiary of Allianz SE.

The China Fund, Inc.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund's annual and semiannual reports, proxy statement and other fund information, which may be obtained by contacting your financial advisor or visiting the fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

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Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	FS-CHN-0115